Exhibit 99.2
Revised as of August 7, 2007
com
650 E. Kendall Street (Kendall B) Architect’s Rendering 266,000 square feet (projected) . biomedrealty
(858) 485.9840 (858) 485.9843 (fax)
320 Bent Street 184,445 square feet www
SUPPLEMENTAL OPERATING AND FINANCIAL DATA June 30, 2007 Investor Relations Contact Kent Griffin Chief Financial Officer
BioMed Realty Trust, Inc. 17140 Bernardo Center Drive, Suite 222 San Diego, CA 92128
PREI Joint Venture Properties Cambridge, MA Acquired April 4, 2007 301 Binney Street Architect’s Rendering
420,000 square feet (projected)
19 22 23 24 25 26 27 28 29 30 31 32 33 34
Page 20-21 of 1995. to solicitations or regulatory and tax law sell in interpreting and relying on the company’s most recent to offers Any Inc.
Trust, Realty BioMed the meaning of the Private Securities Litigation Reform Act of securities
Portfolio Summary Property Listing — Consolidated Portfolio Repositioning and Redevelopment Development and Land Parcels Property Listing — Unconsolidated Partnerships Lease Expirations Expirations by Market 10 Largest Tenants Same Property Analysis Acquisitions Dispositions and Properties Held for Sale Leasing Activity Tenant Improvements and Leasing Commissions Non-GAAP Financial Measure Definitions Property Definitions buy to solicitation

BioMed Realty Trust, Inc.
Providing Real Estate to the Life Science Industry™

TABLE OF CONTENTS
JUNE 30, 2007

	Page		Page
Quarter Highlights	3	Portfolio Summary	19
Investor Information	4	Property Listing - Consolidated Portfolio	20-21
Equity Research Coverage	5	Repositioning and Redevelopment	22
Financial and Operating Highlights	6	Development and Land Parcels	23
Capitalization Summary	7	Property Listing - Unconsolidated Partnerships	24
Portfolio Summary	8	Lease Expirations	25
Consolidated Balance Sheets	9	Expirations by Market	26
Consolidated Statements of Income	10	10 Largest Tenants	27
FFO and AFFO	11	Same Property Analysis	28
Reconciliation of EBITDA and AFFO	12	Acquisitions	29
Reconciliation of Net Operating Income	13	Dispositions and Properties Held for Sale	30
Interest Coverage Ratios	14	Leasing Activity	31
Fixed Charge Coverage Ratios	15	Tenant Improvements and Leasing Commissions	32
Debt Summary	16	Non-GAAP Financial Measure Definitions	33
Debt Maturities	17	Property Definitions	34
Common and Preferred Stock Data	18		

This Supplemental Operating and Financial Data package contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, you should exercise caution in interpreting and relying on these statements as they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond the company's control and could materially affect actual results, performance or achievements. These factors include, without limitation, the ability to enter into new leases or renew leases on favorable terms, dependence on tenants' financial condition, competition from other developers, owners and operators of real estate, adverse economic or real estate developments in the life science industry or the company's target markets, the uncertainty of real estate development and acquisition activity, the ability to complete or integrate acquisitions and developments successfully, the availability and terms of financing and the use of debt to fund acquisitions and developments, the effect of local economic and market conditions, regulatory and tax law changes and other risks and uncertainties detailed from time to time in the company's filings with the Securities and Exchange Commission, including the company's most recent annual report on Form 10-K and quarterly reports on Form 10-Q. The company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

All dollar amounts shown in this report are unaudited.

This Supplemental Operating and Financial Data package is not an offer to sell or solicitation to buy securities of BioMed Realty Trust, Inc. Any offers to sell or solicitations to buy securities of BioMed Realty Trust, Inc. shall be made only by means of a prospectus approved for that purpose.

The company’s tenants
These properties are located predominantly in the major U.S. life science .
QUARTER HIGHLIGHTS JUNE 30, 2007 www.biomedrealty.com
completed or under construction, and land that can support approximately 266,000 square feet of laboratory and office space, in BioMed Realty Trust owns or has interests in 67 properties, representing 101 buildings with approximately 8.4 million rentable square Additional information is available at o The joint venture simultaneously acquired a portfolio of properties including approximately 600,000 square feet of life science space recently Cambridge, Massachusetts in San Diego, California comprising 112,000 square feet and a 51,181 square foot office/laboratory building in Rockville, Maryland property in the Newark/Fremont submarket of San Francisco, California markets of Boston, San Diego, San Francisco, Seattle, Maryland, Pennsylvania and New York/New Jersey, which have well-established reputations as • Quarterly total revenues increased 40.2% to $68.4 million from $48.8 million in the second quarter 2006 • Quarterly funds from operations (FFO) per diluted share increased 22.0% to $0.50 per share versus the second quarter 2006 • Total assets increased 60.2% to $2.9 billion from June 30, 2006 • Completed the formation of a joint venture with Prudential Real Estate Investors (PREI) • Acquired two additional properties for total consideration of $65.1 million, excluding closing costs, which includes three office/laboratory buildings • Disposed of the Colorow Drive property in Salt Lake City, Utah for gross proceeds of $20.0 million, resulting in a gain of approximately $1.1 million • Entered into a new ten-year lease with The Macroflux Corporation for 55,588 square feet after terminating an existing lease at our Ardentech Court About BioMed Realty Trust BioMed Realty Trust, Inc. is a real estate investment trust (REIT) focused on Providing Real Estate to the Life Science Industry™. primarily include biotechnology and pharmaceutical companies, scientific research institutions, government agencies and other entities involved in the life science industry. feet, as well as approximately 1.7 million square feet of development in progress. centers for scientific research.
Stock Exchange Listing New York Stock Exchange M. Faye Wilson
Transfer Agent The Bank of New York Mellon 101 Barclay Street, 11E New York, NY 10286 (212) 815.3782 Mark J. Riedy, Ph.D. Theodore D. Roth R. Kent Griffin, Jr. Chief Financial Officer

JUNE 30, 2007
com
INVESTOR INFORMATION .
biomedrealty
Trading Symbols BMR BMRPrA . Barbara R. Cambon Edward A. Dennis, Ph.D. John F. Wilson, II Executive Vice President Matthew G. McDevitt Regional Executive Vice President Early November 2007 February 2008 www
Company Information Corporate Headquarters 17140 Bernardo Center Drive, Suite 222 San Diego, CA 92128 (858) 485.9840 (858) 485.9843 (fax) Please visit our corporate website at: Board of Directors Alan D. Gold Chairman Gary A. Kreitzer Executive Officers Alan D. Gold President and Chief Executive Officer Gary A. Kreitzer Executive Vice President, General Counsel, and Secretary 2007 Tentative Schedule for Quarterly Results Third Quarter Fourth Quarter
(314) 955.5452 (212) 538.3183 / (212) 538.4357 (703) 312.9737 / (703) 312.9731 (917) 368.2280 / (917) 368.2316 (212) 449.1153 / (212) 449.1128 (212) 761.8564 / (212) 761.7079 (727) 567.2253 / (727) 567.2660 (414) 765.7063 / (414) 298.1898 (410) 454.5520 / (410) 454.4830 (443) 263.6773 / (443) 263.6516

EQUITY RESEARCH COVERAGE JUNE 30, 2007 David L. AuBuchon John J. Stewart / Michael Gorman Wilkes Graham / Matt Konrad Jordan Sadler / Craig Mailman Christopher Pike/ John C. Clowney David S. Cohen / Jacklyn Y. Wang Paul D. Puryear / Ken Avalos David Loeb / Andrew J. Wittmann John W. Guinee / Michael C. Hudgins Christopher Haley / Brendan Maiorana
AG Edwards Credit Suisse Friedman Billings Ramsey KeyBanc Capital Markets Merrill Lynch Morgan Stanley Raymond James Robert W. Baird & Co. Stifel, Nicolaus & Company, Inc. Wachovia Securities
6/30/06 48,790 31,145 31,501 4,206 9,253 335 71.1% 90.4% 8.6% 7,158 0.13 22,294 0.41 19,756 3.2 3.3 2.8 2.9 0.29 70.7% 80.6% $ $ $ $
9/30/06 63,837 42,796 43,295 4,609 13,346 714 73.8% 87.6% 7.2% 10,812 0.17 29,964 0.47 26,274 3.1 3.2 2.8 2.9 0.29 61.7% 70.7% $ $ $ $
12/31/06 62,978 41,812 42,345 4,923 10,288 6,329 73.7% 86.3% 7.8% 12,589 0.19 32,079 0.47 27,779 2.6 4.2 2.4 3.7 0.29 61.7% 70.7% $ $ $ $ As of or for the three months ended 3/31/07 68,798 40,312 45,221 5,343 6,852 12,260 70.3% 86.8% 7.8% 16,049 0.24 34,175 0.50 30,974 2.4 6.7 1.8 3.6 0.31 62.0% 68.9% $ $ $ $
6/30/07 68,429 41,375 46,316 5,364 7,117 13,480 71.7% 85.1% 7.8% 14,172 0.20 33,804 0.50 30,843 2.3 6.6 1.8 3.6 0.31 62.0% 68.9%

FINANCIAL AND OPERATING HIGHLIGHTS JUNE 30, 2007 (In thousands, except per share and ratio amounts) $ $ $ $
(2)
(3) (1) (2)
(4)
(1)
(3)
Capitalized interest Operating margins (3) Fixed charge coverage excluding capitalized interest Dividend per share — common stock FFO payout AFFO payout For a quantitative reconciliation of the differences between AFFO and cash flows provided by operating activities, see page 12.
Selected Operating Data Total revenues EBITDA Adjusted EBITDA General and administrative expense Interest expense Operating expense recoveries General and administrative expense / Total revenues Net income available to common stockholders Net income per share — diluted FFO FFO per share — diluted AFFO Coverage Ratios Interest coverage with capitalized interest Interest coverage excluding capitalized interest Fixed charge coverage with capitalized interest (1) For a definition and discussion of EBITDA, and Adjusted EBITDA, see page 33. For a quantitative reconciliation of the differences between EBITDA and net income, see page 12. (2) See page 13 for detail. (3) For a definition and discussion of FFO/AFFO, see page 33. For a quantitative reconciliation of the differences between FFO/AFFO and net income, see page 11. (4) For a discussion of coverage ratios, see page 33. See pages 14 and 15 for detail.
6/30/06 57,229 2,864 60,093 29.94 1,799,184 — 705,202 2,504,386 39.0% 28.2% 34.7% 70.1% 34.9% 70.2% $ $ $
9/30/06 65,493 2,864 68,357 30.34 2,073,951 — 814,407 2,888,358 38.1% 28.2% 69.3% 100.0% 69.4% 100.0% $ $ $
12/31/06 65,426 3,014 68,440 28.60 1,957,384 — 1,343,356 3,300,740 49.9% 40.7% 43.1% 83.0% 43.2% 83.0% $ $ $
3/31/07 65,455 3,284 68,739 26.30 1,807,836 230,000 1,214,336 3,252,172 43.5% 37.3% 47.5% 94.8% 47.6% 94.8% $ $ $
6/30/07 65,463 3,296 68,759 25.12 1,727,229 230,000 1,312,743 3,269,972 45.3% 40.2% 43.8% 89.9% 40.9% 84.3%

CAPITALIZATION SUMMARY JUNE 30, 2007 (In thousands, except per share and ratio amounts) $ $ $
(1)
Capitalization Total common shares outstanding Total units outstanding Total common shares and units outstanding Common share price at quarter end Equity value at quarter end Preferred stock at liquidation value Consolidated debt Total capitalization Debt / Total assets Debt / Total capitalization Total consolidated debt Fixed rate debt / Total debt Adjusted fixed rate debt / Total debt (2) Total consolidated and share of unconsolidated partnership debt Fixed rate debt / Total debt Adjusted fixed rate debt / Total debt (2) (1) Assumes conversion of 100% of the operating partnership and long term incentive plan units into shares of common stock. (2) Includes the effect of interest rate swap agreements.
Percent Leased 99.1% 44.5% 88.2% 36.5% 77.5% 50.6% n/a 72.7% Total Portfolio Rentable Square Feet 5,383,364 1,339,505 6,722,869 1,751,527 8,474,396 1,661,000 1,468,000 11,603,396
43 13 56 5 61 5 2 68
Properties
100.0% 25.9% 61.1% n/a 61.1% 0.0% n/a 34.4%
Percent Leased
46 70 93 8.7 47 71 94 8.7 Unconsolidated Rentable Square Feet 257,308 284,706 542,014 — 542,014 420,000 266,000 1,228,014 6/30/06 89.2% 91.4%
4 2 6 6 2 2 10 51 88 97 6.9 52 89 98 6.9
Partnership Portfolio (1) Properties — 9/30/06 91.4% 92.4% 99.1% 49.5% 90.6% 36.5% 78.7% 67.8% n/a 77.2% 99.0% 51.1% 90.6% 36.5% 78.4% 55 91 106 79.8% 7.7 56 92 107 80.0% 7.7
Percent Leased Percent Leased 12/31/06
JUNE 30, 2007 56 92 105 78.6% 7.8 57 93 106 78.8% 7.8

PORTFOLIO SUMMARY Rentable Square Feet 5,126,056 1,054,799 6,180,855 1,751,527 7,932,382 1,241,000 1,202,000 10,375,382 Rentable Square Feet 4,962,875 1,054,799 6,017,674 1,751,527 7,769,201 3/31/07 Consolidated Portfolio 39 11 50 5 55 3 n/a 58 March 31, 2007 (6) 37 11 48 5 53 58 95 105 78.7% 7.8 68 102 114 77.5% 7.7
Properties Properties 6/30/07
Stabilized properties (2) Lease up properties (2) Total operating portfolio Repositioning and redevelopment properties (3) Total current portfolio Construction in progress (4) Land parcels (4) Total proforma portfolio (5) Stabilized properties Lease up properties Total operating portfolio Repositioning and redevelopment properties Total current portfolio Consolidated Portfolio Properties Buildings Tenants Percent leased Weighted average remaining lease term (years) Total Portfolio Properties Buildings Tenants Percent leased Weighted average remaining lease term (years) (1) Includes 72,863 rentable square feet of McKellar Court (21%) and 469,151 rentable square feet of PREI joint venture properties (20%). See page 24 for investment dates. (2) See pages 20-21 for detail of consolidated portfolio, page 24 for detail of the unconsolidated partnership portfolio, and page 34 for definitions of terms. (3) See page 22 for detail of consolidated portfolio, page 24 for detail of the unconsolidated partnership portfolio, and page 34 for definitions of terms. (4) See page 23 for detail of consolidated portfolio, page 24 for detail of the unconsolidated partnership portfolio, and page 34 for definitions of terms. (5) Percent leased excludes land parcels. (6) Reflects the consolidated portfolio properties included in the June 30, 2007 portfolio summary as of March 31, 2007, excluding properties acquired during Q2 2007.
6/30/06 1,589,788 2,454 23,093 5,249 2,981 12,855 8,625 126,549 6,282 2,362 26,714 1,806,952 244,402 — 250,000 — 150,000 60,800 7,264 17,427 23,611 27,529 781,033 19,907 — 571 1,045,831 11,646 (52,036) 1,006,012 1,806,952 $ $ $ $ 9/30/06 1,894,489 2,445 47,318 6,100 4,616 16,576 8,018 127,141 12,001 5,981 14,661 2,139,346 389,407 — 250,000 175,000 — — 6,556 19,823 34,565 26,312 901,663 19,596 — 655 1,271,213 6,435 (60,216) 1,218,087 2,139,346 $ $ $ $ 12/31/06 2,457,538 2,436 25,664 6,426 5,985 20,446 7,551 129,322 17,608 3,627 16,039 2,692,642 403,836 286,355 250,000 175,000 — 228,165 7,704 19,847 62,602 25,101 1,458,610 19,319 — 654 1,272,243 8,417 (66,601) 1,214,713 2,692,642 $ $ $ $ 2,536,428 2,429 18,711 6,912 4,669 24,348 6,899 127,409 16,289 3,842 41,772 2,789,708 401,680 324,796 250,000 175,000 — 62,860 6,762 25,503 65,061 24,994 1,336,656 19,179 222,413 654 1,273,362 8,287 (70,843) 1,433,873 2,789,708
3/31/07 $ $ $ $ 2,618,590 20,425 20,382 9,203 3,952 27,842 6,933 121,308 15,132 1,633 49,581 2,894,981 399,522 356,071 250,000 175,000 — 132,150 6,883 25,509 58,588 24,910 1,428,633 18,873 222,413 655 1,274,820 26,551 (76,964) 1,447,475 2,894,981
6/30/07

CONSOLIDATED BALANCE SHEETS JUNE 30, 2007 (In thousands) $ $ $ $
Assets Liabilities and Stockholders’ Equity
Total assets Dividends and distributions payable Accounts payable, accrued expenses, and other liabilities Acquired below market leases, net Total liabilities k Total stockholders’ equity Total liabilities and stockholders’ equity Investments in real estate, net Investment in unconsolidated partnerships Cash and cash equivalents Restricted cash Accounts receivable, net Accrued straight-line rents, net Acquired above market leases, net Deferred leasing costs, net Deferred loan costs, net Prepaid expenses Other assets Liabilities: Mortgage notes payable, net Secured construction loan Secured term loan Exchangeable senior notes Secured bridge loan Unsecured line of credit Security deposits Minority interests Stockholders’ equity: Preferred stoc Common stock Additional paid-in capital Accumulated other comprehensive income Dividends in excess of earnings
64 22 435 46 386 (21) 365
6/30/06 35,995 12,731 48,790 9,547 4,536 14,577 4,206 32,866 15,924 (9,253) 7,128 (381) 6,793 — 7,158 — 7,158 0.13 0.13 0.14 0.14 51,394,117 54,534,393 $ $ $ $ $ $
9 20 218 15 383 (17) 366
9/30/06 49,196 14,632 63,837 11,029 5,681 18,482 4,609 39,801 24,036 (13,346) 10,928 (497) 10,446 — 10,812 — 10,812 0.17 0.17 0.18 0.18 60,477,672 63,646,647 $ $ $ $ $ $
8 21 288 22 386 (16) 370
12/31/06 48,680 14,290 62,978 10,594 5,968 18,778 4,923 40,263 22,715 (10,288) 12,736 (539) 12,219 — 12,589 — 12,589 0.19 0.19 0.19 0.19 65,151,884 68,218,566
Three Months Ended $ $ $ $ $ $
22 231 387 (16) 371
3/31/07 47,508 16,510 4,780 68,798 13,115 5,916 17,254 5,343 41,628 27,170 (6,852) 20,571 — (699) 19,872 — 20,243 (4,194) 16,049 0.24 0.24 0.25 0.25 65,289,950 68,231,124 $ $ $ $ $ $
49,460 15,670 3,299 68,429 12,880 5,543 19,637 5,364 43,424 25,005 (454) 339 (7,117) 17,773 (113) (577) 17,083 252 1,088 (57) 1,283 18,366 (4,194) 14,172 0.20 0.20 0.22 0.22
6/30/07 65,298,747 68,269,656 $ $ $ $ $ $

CONSOLIDATED STATEMENTS OF INCOME JUNE 30, 2007 (In thousands, except share and per share data)
Total revenues Total expenses Income from operations Income from continuing operations before minority interests Income from continuing operations Income from discontinued operations Net income Net income available to common stockholders Basic Diluted Revenues: Rental Tenant recoveries Other income Expenses: Rental operations Real estate taxes Depreciation and amortization General and administrative Equity in net (loss) / income of unconsolidated partnerships Interest income Interest expense Minority interests in continuing operations of consolidated partnerships Minority interests in continuing operations of operating partnership Income from discontinued operations before gain on sale of assets and minority interests Gain on sale of real estate assets Minority interest attributable to discontinued operations Preferred stock dividends Income from continuing operations per share available to common stockholders: Basic earnings per share Diluted earnings per share Net income per share available to common stockholders: Basic earnings per share Diluted earnings per share Weighted-average common shares outstanding:
402 137 20 155 379
6/30/06 7,158 — 14,577 22,294 0.41 0.29 70.7% 22,294 (527) (615) 1,027 (2,383) (574) 19,756 0.29 80.6% $ $ $ $ $ $ $
514 137 20 603
9/30/06 10,812 — 18,481 29,964 0.47 0.29 61.7% 29,964 — (431) (618) 1,074 (3,721) (597) 26,274 0.29 70.7% $ $ $ $ $ $ $
555 137 20 272 966
12/31/06 12,589 — 18,778 32,079 0.47 0.29 61.7% 32,079 (1,590) (619) 1,133 (3,870) (592) 27,779 0.29 70.7%
Three Months Ended $ $ $ $ $ $ $ 715 137 20 232 393 3/31/07 16,049 — 17,254 34,175 0.50 0.31 62.0% 34,175 (300) (206) 1,119 (3,902) (537) 30,974 0.31 68.9% $ $ $ $ $ $ $
14,172 (1,088) 634 19,637 91 358 33,804 0.50 0.31 62.0% 33,804 232 (301) 900 (231) 1,458 (3,936) (1,083) 30,843 0.31 68.9%
6/30/07

FFO (1) AND AFFO (1) (2) JUNE 30, 2007 (In thousands, except per share and ratio amounts) $ $ $ $ $ $ $
(4)
(5)
Net income available to common stockholders Gain on sale of real estate assets Minority interests in operating partnership Depreciation & amortization — continuing operations Depreciation & amortization — discontinued operations Depreciation & amortization — unconsolidated partnerships (3) Funds from operations Master lease receipts Second generation capital expenditures Amortization of deferred loan costs Amortization of fair value of debt acquired Non-cash equity compensation Straight line rents Fair value lease revenue Dividends and distributions declared per common share
Reconciliation of net income to funds from operations: Adjustments: Funds from operations (FFO) FFO per share — diluted Dividends and distributions declared per common share FFO payout ratio Reconciliation of funds from operations to adjusted funds from operations: Adjustments: Adjusted funds from operations (AFFO) AFFO payout ratio (1) For a definition and discussion of FFO and AFFO, see page 33. (2) For a quantitative reconciliation of the differences between AFFO and cash flows provided by operating activities, see page 12. (3) Calculated as dividends and distributions declared per common share divided by FFO per share — diluted. (4) Revenues earned and received per the terms of master lease agreements that for GAAP purposes are not included in rental revenues, but as a reduction to assets. (5) Calculated as dividends and distributions declared per common share divided by AFFO per share — diluted.
137 20 356 155 6/30/06 7,158 9,253 14,577 31,145 — 31,501 44,747 (25,146) 19,756 $ $ $ $
137 20 499
9/30/06 10,812 13,346 18,481 42,796 — 43,295 26,959 (685) — 26,274 $ $ $ $
137 20 533 272 12/31/06 12,589 10,288 18,778 41,812 — 42,345 8,635 18,872 27,779
Three Months Ended $ $ $ $ 16,049 6,852 17,254 137 20 40,312 715 4,194 45,221 23,118 7,624 232 30,974
3/31/07 $ $ $ $
14,172 7,117 19,637 91 358 41,375 747 4,194 46,316 27,955 2,656 232 30,843
6/30/07

RECONCILIATION OF EBITDA (1) AND AFFO (2) JUNE 30, 2007 (In thousands) $ $ $ $
Reconciliation of net income to earnings before interest, taxes, depreciation and amortization (EBITDA): Net income available to common stockholders Interest expense Depreciation & amortization - continuing operations Depreciation & amortization — discontinued operations Depreciation & amortization — unconsolidated partnerships EBITDA Minority interests Preferred dividends Adjusted EBITDA Reconciliation of cash flows provided by operating activities to adjusted funds from operations (AFFO): Cash flows provided by operating activities Changes in other assets and liabilities Master lease receipts AFFO (1) For a definition and discussion of EBITDA and Adjusted EBITDA, see page 33. (2) For a definition and discussion of AFFO, see page 33.
7,158 (365) 335 (22) 9,253 (435) 15,924 14,577 4,206 34,707 35,995 12,731 64 48,790 9,547 4,536 14,083 34,707 71.1% 90.4%
6/30/06 $ $ $ $
10,812 (366) 482 (20) 13,346 (218) 24,036 18,482 4,609 47,127 49,196 14,632 9 63,837 11,029 5,681 16,710 47,127 73.8% 87.6%
9/30/06 $ $ $ $
12,589 (370) 517 (21) 10,288 (288) 22,715 18,778 4,923 46,416 48,680 14,290 8 62,978 10,594 5,968 16,562 46,416 73.7% 86.3%
12/31/06
Three Months Ended $ $ $ $
20,243 (371) 699 (22) 6,852 (231) 27,170 17,254 5,343 49,767 47,508 16,510 4,780 68,798 13,115 5,916 19,031 49,767 70.3% 86.8%
3/31/07 $ $ $ $
6/30/07 18,366 (1,283) 690 454 7,117 (339) 25,005 19,637 5,364 50,006 49,460 15,670 3,299 68,429 12,880 5,543 18,423 50,006 71.7% 85.1%

RECONCILIATION OF NET OPERATING INCOME (1) JUNE 30, 2007 (Dollars in thousands) $ $ $ $
(3) (4) (2) (4)
Net income Income from discontinued operations Minority interests from continuing operations Net loss / (income) from unconsolidated partnerships Interest expense Interest income Income from operations Depreciation and amortization expenses General and administrative expenses Consolidated net operating income Revenues: Rental Tenant recoveries Other income Total revenues Expenses: Rental operations Real estate taxes Total operating expenses Consolidated net operating income Operating margin Operating expense recovery (1) For a definition and discussion of net operating income, see page 33. (2) Operating margin is calculated as ((rental revenue + tenant recovery revenue — rental operations — real estate taxes) / (rental revenue + tenant recovery revenue)). (3) Operating expense recovery is calculated as (tenant recovery revenue / (rental operations + real estate taxes)). (4) Includes historical activity for disposed properties, except in the period disposed.
31,501 9,253 50 335 (379) 615 11 9,885 3.2 31,501 9,253 50 (379) 615 9,539 3.3
6/30/06 $ $ $ $
43,295 13,346 50 714 (603) 618 11 14,136 3.1 43,295 13,346 50 (603) 618 13,411 3.2
9/30/06 $ $ $ $
12/31/06 42,345 10,288 50 6,329 (966) 619 11 16,331 2.6 42,345 10,288 50 (966) 619 9,991 4.2
Three Months Ended $ $ $ $ 45,221 6,852 50 12,260 (393) 206 11 18,986 2.4 45,221 6,852 50 (393) 206 6,715 6.7
3/31/07 $ $ $ $
46,316 7,117 579 13,480 (900) 231 11 20,518 2.3 46,316 7,117 579 (900) 231 7,027 6.6
6/30/07

INTEREST COVERAGE RATIOS (1) JUNE 30, 2007 (In thousands, except ratios) $ $ $ $
Including capitalized interest: Adjusted EBITDA Interest expense: Interest expense Interest expense - unconsolidated partnerships Capitalized interest Amortization of deferred loan costs Amortization of fair value of debt acquired Amortization of capitalized interest Total interest expense Interest coverage ratio Excluding capitalized interest: Adjusted EBITDA Interest expense: Interest expense Interest expense — unconsolidated partnerships Amortization of deferred loan costs Amortization of fair value of debt acquired Total interest expense Interest coverage ratio (1) For a discussion of coverage ratios, see page 33.
50 335 11 615 6 2.8 50 615 6 2.9 6/30/06 31,501 9,253 (379) 1,359 — 11,250 31,501 9,253 (379) 1,359 — 10,904 $ $ $ $
50 714 11 618 6 2.8 50 618 6 2.9 9/30/06 43,295 13,346 (603) 1,378 — 15,520 43,295 13,346 (603) 1,378 — 14,795 $ $ $ $
50 11 619 6 2.4 50 619 6 3.7 12/31/06 42,345 10,288 6,329 (966) 1,411 — 17,748 42,345 10,288 (966) 1,411 — 11,408
Three Months Ended $ $ $ $ 45,221 6,852 50 12,260 11 (393) 206 1,512 6 4,194 24,698 1.8 45,221 6,852 50 (393) 206 1,512 6 4,194 12,427 3.6
3/31/07 $ $ $ $
46,316 7,117 579 13,480 11 (900) 231 1,507 6 4,194 26,225 1.8 46,316 7,117 579 (900) 231 1,507 6 4,194 12,734 3.6
6/30/07

FIXED CHARGE COVERAGE RATIOS (1) JUNE 30, 2007 (In thousands, except ratios) $ $ $ $
Including capitalized interest: Adjusted EBITDA Fixed charges: Interest expense Interest expense - unconsolidated partnerships Capitalized interest Amortization of capitalized interest Amortization of deferred loan costs Amortization of fair value of debt acquired Principal payments Principal payments — unconsolidated partnerships Preferred dividends Total fixed charges Fixed charge coverage ratio Excluding capitalized interest: Adjusted EBITDA Fixed charges: Interest expense Interest expense — unconsolidated partnerships Amortization of deferred loan costs Amortization of fair value of debt acquired Principal payments Principal payments — unconsolidated partnerships Preferred dividends Total fixed charges Fixed charge coverage ratio (1) For a discussion of coverage ratios, see page 33.
Maturity Date 07/12 01/10 01/11 05/08 11/07 08/08 12/18 01/15 01/10 09/12 01/14 07/11 09/16 06/12 01/10 05/15 10/26 05/10 06/09 11/09 04/08 01/10 5,038 15,535 12,717 2,156 15,924 18,613 74,924 5,639 9,457 7,392 16,287 12,462 147,000 33,016 21,601 1,761 399,522 175,000 574,522 250,000 132,150 356,071 738,221 88,125 2,217 90,342 Carrying Value 1,312,743 1,403,085 $ $ $ $ $
426 22 172 453 563 752 181
Premium — 1,151 4,712 — — 1,090 — 2,650 — 12,172 — 12,172 — — — — 12,172 — — — 12,172
Unamortized $ $ $
Principal Balance 4,612 15,535 11,566 2,134 15,752 18,160 70,212 5,639 9,457 6,829 15,535 11,372 147,000 30,366 21,601 1,580 387,350 175,000 562,350 250,000 132,150 356,071 738,221 1,300,571 88,125 2,217 90,342 1,390,913 $ $ $ $ $
Effective Rate 5.06% 4.55% 5.04% 4.63% 4.63% 4.90% 5.45% 5.50% 4.55% 5.38% 5.78% 5.04% 5.97% 5.11% 4.55% 5.61% 5.43% 4.50% 5.14% 6.41% 6.52% 6.55% 6.50% 5.91% 6.17% 4.63% 6.13% 5.93%

DEBT SUMMARY JUNE 30, 2007 (Dollars in thousands) Stated Rate 7.25% 4.55% 8.07% 5.80% 7.38% 7.34% 6.38% 5.50% 4.55% 7.15% 6.70% 7.65% 5.97% 7.23% 4.55% 8.61% 6.27% 4.50% 5.72% 6.41% 6.52% 6.55% 6.50% 6.16% 6.17% 8.56% 6.23% 6.17%
Bayshore Boulevard :
Consolidated debt: Mortgage notes payable: Ardentech Court Bridgeview Technology Park I Eisenhower Road Elliott Avenue 40 Erie Street 500 Kendall Street (Kendall D) Lucent Drive Monte Villa Parkway 6828 Nancy Ridge Drive Road to the Cure Science Center Drive Shady Grove Road Sidney Street 9885 Towne Centre Drive 900 Uniqema Boulevard Total / weighted average on fixed rate mortgages Fixed rate debt: $175 million unsecured exchangeable notes Total / weighted average fixed rate debt Variable rate debt $250 million secured term loan $500 million unsecured line of credit $550 million secured construction loan Total / weighted average variable rate debt Total / weighted average consolidated debt Share of unconsolidated partnership debt: PREI $550 million secured loan (20%) (variable) McKellar Court (21%) (fixed) Total / weighted average share of unconsolidated partnership debt Total / weighted average consolidated and share of unconsolidated partnership debt
387,350 175,000 562,350 250,000 132,150 356,071 738,221 88,125 2,217 90,342 Total 1,300,571 1,390,913 $ $ $ $ $
265,648 175,000 440,648 — — — — 440,648 — — — 440,648
Thereafter $ $ $ $ $
2011 26,220 — 26,220 — — — — 26,220 — — — 26,220 6/30/06 34.7% 70.1% 34.9% 70.2% $ $ $ $ $
2010 47,445 — 47,445 250,000 — — 250,000 297,445 — 2,142 2,142 299,587 9/30/06 69.3% 100.0% 69.4% 100.0% $ $ $ $ $
32 32
2009 5,026 — 5,026 — 132,150 356,071 488,221 493,247 — 493,279 12/31/06 43.1% 83.0% 43.2% 83.0% $ $ $ $ $
29
2008 24,455 — 24,455 — — — — 24,455 88,125 88,154 112,609 3/31/07 47.5% 94.8% 47.6% 94.8% $ $ $ $ $
14 14
2007 18,556 — 18,556 — — — — 18,556 — 18,570 6/30/07 43.8% 89.9% 40.9% 84.3%

DEBT MATURITIES JUNE 30, 2007 (Dollars in thousands) $ $ $ $ $
Weighted average debt maturity is 6.1 years and 5.8 years for consolidated and unconsolidated debt, respectively. Consolidated debt: Fixed rate debt: Fixed rate mortgages $175 million unsecured exchangeable notes Total fixed rate debt Variable rate debt: $250 million secured term loan $500 million unsecured line of credit $550 million secured construction loan Total variable rate debt Total consolidated debt Share of unconsolidated partnership debt: PREI $550 million secured loan (20%) (variable) McKellar Court (21%) (fixed) Share of total unconsolidated partnership debt Total consolidated and share of unconsolidated partnership debt Total consolidated debt Fixed rate debt / Total debt Adjusted fixed rate debt / Total debt (1) Total consolidated and share of unconsolidated partnership debt Fixed rate debt / Total debt Adjusted fixed rate debt / Total debt (1) (1) Includes the effect of interest rate swap agreements.
48,895 2,864 180 124 52,063 31.99 28.28 30.30 30.34 1.16 3.8% 68,357 — 0.29 — — — —
6/30/06 9/30/06 9/30/06 October 16, 2006 $ $ $ $ $ $ September 14, 2006 September 29, 2006 48
Six Months Ended 65,295 2,916 — 68,259 32.41 27.71 30.19 28.60 1.16 4.1% 68,440 — 0.29 — — — —
6/30/07 12/31/06 12/31/06 January 16, 2007 $ $ $ $ $ $ December 13, 2006 December 29, 2006
65,152 2,864 203 — 68,219 Three Months Ended 31.20 25.59 28.52 26.30 1.24 4.7% 68,739 9,200 0.31 0.45582
3/31/07 3/31/07 3/31/07 March 15, 2007 March 30, 2007 April 16, 2007 March 15, 2007 March 30, 2007 April 16, 2007 $ $ $ $ $ $ $
54
Three Months Ended 65,299 2,917 — 68,270 29.94 24.13 27.59 25.12 1.24 4.9% 68,759 9,200 0.31 0.45582
6/30/07 6/30/07 6/30/07 June 15, 2007 June 29, 2007 July 16, 2007 June 15, 2007 June 29, 2007 July 16, 2007

COMMON AND PREFERRED STOCK DATA JUNE 30, 2007 (Shares in thousands) $ $ $ $ $ $ $
BMR BMRPr
Stock
Stock
Amount Amount Declared Record SUMMARY OF COMMON SHARES Weighted average shares outstanding Weighted average OP and LTIP units outstanding Dilutive effect of restricted stock Dilutive effect of stock warrant Diluted shares — EPS and FFO STOCK DATA High price Low price Average closing price Closing price Dividends per share — annualized Closing dividend yield — annualized Closing common shares, LTIP and OP units outstanding Preferred shares outstanding DIVIDENDS PER SHARE Common Declared Record Paid Preferred Paid
44.39 25.32 38.16 22.27 21.64 41.93 54.87 30.32 36.09 12.35 48.44
Annualized Base Rent per Leased Sq Ft at Expiration $ $ $
Percent of Annualized Base Rent at Expiration 25.6% 12.7% 11.9% 6.7% 6.0% 2.5% 25.0% 3.9% 94.3% 5.5% 99.8% Annualized Base Rent (in thousands) 64,240 31,997 29,928 16,793 15,172 6,395 62,822 9,802 237,149 14,145 251,294 at Expiration $ $ $ 33.72 20.95 27.63 20.25 20.73 36.17 38.65 22.32 23.16 11.81 34.97
Base Rent per Leased Sq Ft Current
Annualized $ $ $
Percent of Annualized Base Rent Current 24.7% 13.4% 11.0% 7.7% 7.4% 2.8% 22.4% 3.7% 93.1% 6.9% 100.0% Annualized Base Rent Current (1) (in thousands) 48,797 26,474 21,672 15,264 14,533 5,517 44,252 7,216 183,725 13,516 197,241

JUNE 30, 2007 $ $ $
PORTFOLIO SUMMARY Percent of Total Rentable Sq Ft 15.4% 29.0% 10.3% 10.3% 9.2% 3.0% 13.5% 2.9% 93.6% 6.4% 100.0% Rentable Square Feet 1,297,166 2,460,417 875,375 873,369 778,251 253,329 1,144,968 249,507 542,014 8,474,396 7,932,382 Properties 12 10 14 3 7 4 5 3 58 10 68
Weighted average remaining lease term is 7.8 years Market Boston San Francisco San Diego New York / New Jersey Pennsylvania Seattle Maryland University Related — Other Total / weighted average Unconsolidated partnership properties (2) Total portfolio (1) Current annualized base rent is the monthly contractual rent as of June 30, 2007, or if rent has not yet commenced, the first monthy rent payment due, multiplied by 12 months. (2) Consists of 72,863 rentable square feet of McKellar Court (21%) and 469,151 rentable square feet of PREI joint venture properties (20%).
100.0% — 100.0% 100.0% 100.0% 100.0% n/a 100.0% 96.7% 98.5% 100.0% 100.0% 98.8% 100.0% 100.0% 100.0% 64.1% 100.0% 100.0% 100.0% 88.1% — 29.3% 51.4% 100.0% 100.0% 100.0% — 100.0% n/a 27.8% 52.4% 100.0% 100.0% 100.0% n/a 100.0% 100.0% 78.1%
3/31/07
Percent Leased 100.0% — 100.0% 100.0% 100.0% 100.0% n/a 78.7% 96.7% 98.5% 100.0% 100.0% 97.3% 100.0% 100.0% 100.0% 64.1% 100.0% 100.0% 100.0% 88.1% — 29.3% 51.4% 100.0% 100.0% 100.0% — 100.0% 100.0% 27.8% 55.2% 100.0% 100.0% 100.0% — 100.0% 100.0% 81.3%
6/30/07
— — —
75,003 47,912 37,400 48,627 100,854 71,376 293,011 344,097 191,904 52,520 55,588 72,500 183,344 136,324 50,400 44,000 152,145 149,367 420,253 35,344 61,286 28,704 — 42,138 112,000 18,000 58,201 53,740 54,924 81,204 115,870 50,055 711,466 Leased Square Feet 447 Stalls 1,262,704 1,263,921 0.9% — 0.6% 0.5% 0.6% 1.3% n/a 1.1% 3.8% 4.4% 2.4% 0.7% 16.3% 0.7% 0.9% 2.3% 2.7% 0.6% 0.6% 1.9% 2.1% 1.1% 18.1% 31.0% 0.4% 0.8% 0.4% 0.9% 0.5% 1.4% 0.8% 1.3% 0.7% 0.7% 1.0% — 1.5% 0.6% 11.0%
Percent of Rentable Sq Ft
75,003 — 47,912 37,400 48,627 100,854 90,702 302,919 349,325 191,904 52,520 55,588 72,500 183,344 212,673 50,400 44,000 152,145 169,490 87,953 35,344 61,286 28,704 69,946 42,138 112,000 64,800 105,364 53,740 54,924 81,204 — 115,870 50,055 875,375 Rentable Square Feet 447 Stalls 1,297,166 1,432,324 2,460,417 Buildings 2 — 1 1 1 1 1 6 1 1 1 1 17 1 1 1 2 1 3 1 1 1 10 22 1 1 1 1 1 3 1 1 1 1 1 — 3 1 17
(1)
JUNE 30, 2007 Property Status Stabilized CIP Stabilized Stabilized Stabilized Stabilized Stabilized Lease Up Stabilized Stabilized Stabilized Stabilized Rep / Redev Stabilized Stabilized Lease Up Stabilized Stabilized Stabilized Lease Up Lease Up Rep / Redev Stabilized Rep / Redev Stabilized Lease Up Stabilized Stabilized Lease Up Lease Up Stabilized Stabilized Stabilized CIP Stabilized Stabilized

PROPERTY LISTING — CONSOLIDATED PORTFOLIO Acquisition Date May 31, 2005 September 10, 2004 March 16, 2005 May 31, 2005 November 17, 2006 April 7, 2006 April 5, 2005 May 31, 2005 May 31, 2005 April 5, 2005 May 31, 2005 May 31, 2005 May 31, 2005 May 31, 2005 November 18, 2004 June 14, 2006 August 17, 2004 May 27, 2005 December 1, 2005 August 17, 2004 August 25, 2005 July 11, 2006 August 13, 2004 August 13, 2004 September 19, 2005 August 16, 2006 April 21, 2005 May 2, 2007 December 14, 2006 October 21, 2004 September 24, 2004 December 7, 2006 March 22, 2007 April 10, 2007 August 12, 2004 March 1, 2005 Boston
(3)
(4)
Property Boston Albany Street Center for Life Science Charles Street (2) Coolidge Avenue 21 Erie Street 40 Erie Street 47 Erie Street Parking Structure Fresh Pond Research Park 675 W. Kendall Street (Kendall A) 500 Kendall Street (Kendall D) Sidney Street Vassar Street Total Boston San Francisco Ardentech Court (2) Ardenwood Venture Bayshore Boulevard Bridgeview Technology Park I (2) Bridgeview Technology Park II Dumbarton Circle Eccles Avenue (2) Industrial Road Kaiser Drive (2) Pacific Research Center (2) Total San Francisco San Diego Balboa Avenue Bernardo Center Drive Faraday Avenue John Hopkins Court 6828 Nancy Ridge Drive 6114-6154 Nancy Ridge Drive Road to the Cure San Diego Science Center Science Center Drive Sorrento Valley Boulevard Torreyana Road 9865 Towne Centre Drive 9885 Towne Centre Drive Waples Street Total San Diego
1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 31 32 33 34 35 36
44.3% 95.6% — 86.0% — 100.0% 100.0% 54.9% 96.9% 100.0% 100.0% 90.1% 47.3% — 100.0% 56.0% 60.2% 100.0% 100.0% n/a 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 78.6%
3/31/07
Percent Leased 44.3% 96.0% — 86.3% — 100.0% 100.0% 54.9% 96.9% 100.0% 100.0% 90.1% 47.3% — 100.0% 56.0% 60.2% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 78.7%
6/30/07
32,032 721,915 — 753,947 — 71,500 427,109 57,337 73,984 11,293 59,821 701,044 63,836 — 51,000 37,699 152,535 77,225 289,912 51,181 635,058 91,592 21,500 78,023 149,984 249,507 Leased Square Feet 1,144,968 6,240,092 0.9% 9.5% 0.6% 11.0% 0.3% 0.9% 5.4% 1.3% 1.0% 0.1% 0.8% 9.8% 1.7% — 0.6% 0.8% 3.1% 1.0% 3.7% 0.6% 8.1% 1.2% 14.6% 0.3% 1.0% 1.9% 3.2% 100.0%
Percent of Rentable Sq Ft
72,300 751,648 49,421 873,369 27,750 71,500 427,109 104,400 76,378 11,293 59,821 778,251 134,989 — 51,000 67,340 253,329 77,225 289,912 51,181 635,058 91,592 21,500 78,023 149,984 249,507
Rentable Square Feet 1,144,968 7,932,382
Buildings 1 8 1 10 1 1 5 1 1 1 1 11 1 — 1 1 3 1 1 1 4 1 8 1 2 4 7 95
(1)

JUNE 30, 2007 Property Status Lease Up Stabilized Lease Up Lease Up Stabilized Stabilized Lease Up Stabilized Stabilized Stabilized Rep / Redev CIP Stabilized Rep / Redev Stabilized Stabilized Stabilized Stabilized Stabilized Stabilized Stabilized Stabilized
PROPERTY LISTING — CONSOLIDATED PORTFOLIO Acquisition Date August 12, 2004
March 17, 2005 May 31, 2006 August 13, 2004 October 28, 2005 August 11, 2004 May 5, 2005 July 20, 2006 January 13, 2006 September 30, 2005 August 24, 2004 January 12, 2006 August 17, 2004 November 21, 2006 December 17, 2004 May 24, 2006 May 8, 2007 May 24, 2006 December 17, 2004 May 31, 2005 August 9, 2006 July 7, 2006
(6) (5) Monte Villa Parkway
Property New York / New Jersey Graphics Drive (2) Landmark at Eastview One Research Way (2) Total New York / New Jersey Pennsylvania Eisenhower Road (2) George Patterson Boulevard King of Prussia Phoenixville Pike (2) Spring Mill Drive 900 Uniqema Boulevard 1000 Uniqema Boulevard Total Pennsylvania Seattle Elliott Avenue (2) Fairview Avenue 217th Place (2) Total Seattle Maryland Beckley Street 9911 Belward Campus Drive 9920 Belward Campus Drive Shady Grove Road Tributary Street Total Maryland University Related — Other Lucent Drive Trade Centre Avenue Walnut Street Total University Related — Other Total / weighted average For a definition of Property Status, see page 34. Properties which are being redeveloped or management believes could be redeveloped in whole or in part for laboratory use. See page 22 for details. We own 87.5% of the limited liability company that owns the Ardenwood Venture property. We own 70% of the limited liability company that owns the Waples Street property. We own an 88.5% limited partnership interest and a 0.5% general partnership interest in the limited partnership that owns the King of Prussia property. We own 70% of the limited liability company that owns the Fairview Avenue development.
37 38 39 40 41 42 43 44 45 46 47 48 49 50 51 52 53 54 55 56 57 58 (1) (2) (3) (4) (5) (6)
Estimated Completion Date (1) Q4 2007 Q4 2007 Q4 2008 TBD Q1 2008 Percent Leased 100.0% 100.0% 47.3% 29.3% 56.0% 36.5% 16,900 25,600 70,900 TBD 28,100 TBD
Estimated Total Investment $
11,800 19,600 54,700 227,800 15,100 329,000
Investment to Date $ $

JUNE 30, 2007 (Dollars in thousands) Total Property Square Feet 55,588 61,286 134,989 1,432,324 67,340 1,751,527
200,057554,497 754,554
REPOSITIONING AND REDEVELOPMENT Market San Francisco Potential Redevelopment Square Feet
San Diego Seattle San Francisco Seattle
(4) (2)
(3) Stabilized properties Lease up properties
Property Ardentech Court Bernardo Center Drive Elliott Avenue Pacific Research Center 217th Place Total / weighted average Total (1) Management’s estimate of the time in which core shell structure improvements will be completed. Revenue recognition subject to leasing and completion of tenant improvements. (2) Includes 51,980 square feet leased to our operating partnership. No revenue is expected to be recognized with respect to this related party lease. (3) We anticipate that the property will be vacant upon remaining lease expiration in Q1 2008. (4) We anticipate that the property will be vacant upon remaining lease expiration in Q3 2007.
Estimated Completion Date (1) Q1 2008 Q2 2008 Q3 2008 Q4 2008 Percent Pre-leased 80.1% — 53.8% 100.0% 67.8% 730,000 50,000 145,000 34,500 959,500
Estimated Total Investment $ $
Investment to Date 586,000 11,000 13,000 11,000 621,000 $ $ Revenue recognition subject to lease commencement and completion of

JUNE 30, 2007 (Dollars in thousands) Estimated Square Feet 703,000 94,000 360,000 84,000 1,241,000 Estimated Developable Square Feet 108,000 50,000 104,000 400,000 500,000 40,000 1,202,000
DEVELOPMENT AND LAND PARCELS Market Market
Boston Seattle New York / New Jersey San Diego San Francisco Boston New York / New Jersey San Francisco Maryland Seattle
PARCELS:
PROGRESS: Boston
IN
DEVELOPMENT tenant improvements.
CONSTRUCTION Property Center for Life Science Fairview Avenue Landmark at Eastview 9865 Towne Centre Drive Total LAND Property Eccles Avenue Fresh Pond Research Park Landmark at Eastview Pacific Research Center Shady Grove Road 217th Place Total (1) Management’s estimate of the time in which core shell structure improvements will be completed.
Market
San Diego Boston Boston Boston Boston Boston Boston Boston University/Other University/Other 3/31/07 100.0% n/a n/a n/a n/a n/a n/a n/a n/a n/a 100.0%
(5)
Percent Leased 6/30/07 100.0% 100.0% — n/a — n/a n/a — — 28.4% 27.0% 72,863 — — — 37 Apts. — — 73,779 Leased Square Feet 184,445 1,409 Stalls 331,087 Square Feet (2) 72,863 184,445 420,000 503 Stalls 266,000 1,409 Stalls 37 Apts. 25,000 — 259,706 1,228,014
1 1 1 1 1 1 1 7
— — — l 90,342 20,425 Tota 561,902 451,180
Buildings $ $ 88,125 17,969 20% JUNE 30, 2007 (Dollars in thousands) Property Status (1) Stabilized Stabilized CIP CIP Land Stabilized Stabilized Lease Up Land Lease Up PREI 545,218 440,625 $ $
Acquisition Date McKellar Court 16,684 10,555 2,217 2,456 21%

PROPERTY LISTING — UNCONSOLIDATED PARTNERSHIPS September 30, 2004 April 4, 2007 April 4, 2007 April 4, 2007 April 4, 2007 April 4, 2007 April 4, 2007 April 4, 2007 April 4, 2007 April 4, 2007 $ $
Property McKellar Court (3) McKellar Court PREI (4) 320 Bent Street 301 Binney Street 301 Binney Garage 650 E. Kendall Street (Kendall B) 350 E. Kendall Street Garage (Kendall F) Kendall Crossing Apartments 350-360 Third Street (Kendall E-1) Holcombe Street Science Park at Yale Total / weighted average Total assets Total debt BioMed’s pro rata share of debt BioMed’s net investment in unconsolidated partnerships BioMed ownership percentage For a definition of Property Status, see page 34. Estimates for purposes of construction in progress and land parcels. We own a general partnership interest in the limited partnership that owns this property, which entitiles us to 75% of the gains upon a sale of the property and 21% of the operating cash flows. We own 20% of the limited liability companies that own these properties. This property is 26.8% preleased.
1 2 3 4 5 6 7 8 9 10 (1) (2) (3) (4) (5)
30.81 15.02 21.06 15.87 23.13 23.80 24.92 29.62 30.64 24.26 26.09 32.88 42.33 52.93 36.09
Annualized Base Rent per Leased Sq Ft at Expiration $ $
Percent of Annualized Base Rent at Expiration 0.2% 3.2% 0.4% 3.8% 5.1% 3.7% 10.0% 4.9% 3.6% 3.0% 2.1% 1.1% 10.4% 52.3% 100.0% Annualized Base Rent (in thousands) 431 7,588 906 8,925 12,375 8,706 23,824 11,513 8,592 7,071 4,915 2,538 24,679 124,014 237,152 at Expiration $ $ 30.81 15.02 20.84 15.86 22.76 23.31 24.63 27.24 25.82 20.90 20.30 31.57 36.75 39.47 30.02
Annualized Base Rent per Leased Sq Ft Current $ $
Percent of Annualized Base Rent Current 0.2% 3.8% 0.5% 4.5% 6.1% 4.3% 11.9% 5.4% 3.7% 3.1% 1.9% 1.2% 10.9% 47.0% 100.0% Annualized Base Rent Current (1) (in thousands) 431 7,588 896 8,915 12,179 8,525 23,553 10,589 7,242 6,093 3,824 2,436 21,422 92,464 197,242

JUNE 30, 2007 $ $
LEASE EXPIRATIONS 0.2% 7.7% 0.7% 8.6% 8.1% 5.6% 14.5% 5.9% 4.3% 4.4% 2.9% 1.2% 8.9% 35.6% 100.0%
Percent of Total Rentable Sq Ft of Expiring Leases
Rentable Square Feet of Expiring Leases 13,980 505,225 43,019 562,224 535,124 365,754 956,100 388,733 280,448 291,514 188,384 77,166 582,944 2,342,788 6,571,179
Expiration Month-to-month Third quarter 2007 Fourth quarter 2007 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 Thereafter Total / weighted average (1) Current annualized base rent is the monthly contractual rent as of June 30, 2007, or if rent has not yet commenced, the first monthy rent payment due, multiplied by 12 months.
Total 562,224 535,124 365,754 956,100 388,733 280,448 291,514 188,384 77,166 582,944 2,342,788 6,571,179 University/Other 33,998 — 11,752 — 17,429 — 10,600 21,500 — 228,007 — 323,286 Maryland — — — — — — 51,181 — — — 1,093,787 1,144,968
— 63,836 — — — — — — — 51,000 37,699 152,535
Seattle
Pennsylvania — 105,071 19,812 364,487 104,364 12,874 11,643 — 11,293 71,500 — 701,044 Rentable Square Feet of Expiring Leases 11,253 6,319 204,306 224,577 16,454 135,880 71,399 — 12,133 — 71,626 753,947

JUNE 30, 2007 NY/NJ
EXPIRATIONS BY MARKET San Diego 24,220 130,775 70,419 19,389 80,083 41,636 17,707 72,863 53,740 — 273,497 784,329 San Francisco 492,753 180,114 17,933 — 71,308 69,450 128,984 66,002 — 79,917 157,460 1,263,921
— 49,009 41,532 347,647 99,095 20,608 — 28,019 — 152,520 708,719 Boston 1,447,149
Expiration 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 Thereafter Total
(2) (4) (5)
Lease Expiration Date(s) May 2026 Multiple May 2026 March 2010 August 2016 Multiple August 2007 May 2027 Multiple October 2023 20.4% 13.1% 7.8% 3.9% 3.9% 3.4% 2.8% 2.3% 2.2% 2.1% 61.9%
Percent of Annualized Base Rent Current Total Portfolio
43.56 37.77 45.01 23.26 55.92 29.24 12.96 40.30 18.86 37.12 34.64
Annualized Base Rent per Leased Sq Ft Current $ $
Annualized Base Rent Current (1) (In thousands) 40,290 25,885 15,440 7,710 7,609 6,668 5,446 4,513 4,355 4,057 121,973 $ $
10.9% 8.1% 4.0% 3.9% 1.6% 2.7% 5.0% 1.3% 2.7% 1.3% 41.5%

JUNE 30, 2007 Percent of Leased Sq Ft Total Portfolio
10 LARGEST TENANTS Leased Square Feet 924,970 685,286 343,000 331,398 136,067 228,007 420,253 112,000 230,911 109,270 3,521,162
(6)
Tenant Human Genome Sciences, Inc. Vertex Pharmaceuticals Incorporated Genzyme Corporation Centocor, Inc. (Johnson & Johnson) Schering-Plough Corporation (3) Array BioPharma Inc. Sun Microsystems, Inc. Arena Pharmaceuticals, Inc. Regeneron Pharmaceuticals, Inc. Illumina, Inc. Total / weighted average payment due, multiplied by 12 months. square feet expires May 2012, and 290,716 square feet expires April 2018. and 27,021 square feet expires in March 2024.
As of June 30, 2007, our properties were leased to 114 tenants. 1 2 3 4 5 6 7 8 9 10 (1) Based on current annualized base rent. Current annualized base rent is the monthly contractual rent as of June 30, 2007, or if rent has not yet commenced, the first monthly rent (2) 81,204 square feet expires September 2008, 41,532 square feet expires March 2009, 191,904 square feet expires August 2010, 59,322 square feet expires December 2010, 20,608 (3) We own 20% of the limited liability company that owns the property that this tenant occupies. (4) 149,984 square feet expires July 2016 and 78,023 square feet expires August 2016. (5) 203,890 square feet expires March 2009, which will be replaced with a 15-year 194,000 square foot lease at the new buildings to be constructed at the Landmark at Eastview property, (6) Without regard to any early lease terminations and/or renewal options.
Percent Change 0.7% 0.4% 0.6% 8.7% (9.7%) 3.0% (0.5%) (0.5%) 11.3% (1.4%) (0.1%) (0.5%) — 9.0%
40 4,672,338 81.1% 90.3% 31,038 12,502 43,540 9,606 4,347 13,953 29,587 29,587 (1,997) 27,590 29,041 29,587 61 29,648
6/30/06
Three Months Ended $ $ $ $ $ $ $
40 4,672,338 55.1% 89.7% 31,243 12,548 43,791 10,441 3,924 14,365 29,426 29,426 (2,223) 27,203 29,020 29,426 2,885 32,311
6/30/07 $ $ $ $ $ $ $

SAME PROPERTY ANALYSIS JUNE 30, 2007 (Dollars in thousands)
(2) (3)
(2) (2) (1) (3) (2)
Total Same Property Portfolio Number of properties Rentable square feet Percent of total portfolio Percent leased Revenues: Rental Tenant recoveries Total revenues Expenses: Rental operations Real estate taxes Total expenses Net operating income Same property net operating income Less straight line rents, fair value and incentive revenue Same property net operating income - cash basis Rental revenue — cash basis Same property net operating income Plus other income Same property net operating income — including non-recurring items (1) The same property portfolio includes properties that have been in operation throughout the full quarter in both the current year and the prior year. (2) For a definition and discussion of net operating income, see page 33. For a quantitative reconciliation of net operating income to net income in accordance with GAAP, see page 13. (3) Represents increase in rents on a “cash on cash” basis.
533,434 715,159 1,309,600 33,000 571,800 604,800 3,162,993 100.0% 100.0% 55.0% 100.0% 100.0% 66.6% 70.4%
Investment (In thousands) Percent Leased at Acquisition $ $
2,626,875 2,121,421 3,099,826 81,204 632,332 713,536 8,561,658 33,000 33,000 506,700 50,100 15,000 571,800 604,800
Rentable Square Feet (1) Investment (In thousands) $ $ $ $ $
17 23 16 1 11 12 68 81,204 81,204 469,151 112,000 51,181 632,332 713,536
Number of Properties Rentable Square Feet (1) Closing Date

ACQUISITIONS JUNE 30, 2007 March 22, 2007 April 4, 2007 May 2, 2007 May 8, 2007
Market
San Diego Multiple San Diego Maryland
2004:
11,
2007: for
August
2007 since detail 2007
Quarter
Quarter
Acquisitions 2004 acquisitions 2005 acquisitions 2006 acquisitions 2007 — first quarter 2007 — second quarter Acquisitions total 2007 Acquisitions since August 11, 2004 Acquisitions Property Torreyana Road First quarter total PREI joint ventures (2) 6114-6154 Nancy Ridge Drive (3) 9920 Belward Campus Drive Second quarter total Acquisitions total 2007
First Second (1) Rentable square feet at the time of acquisition. (2) Our investment was approximately $18.5 million in these unconsolidated partnerships, of which we own 20%. (3) Our investment includes a $12.1 million option to acquire an additional building. 1,088 1,088 Gain On Sale
$ $
20,000 20,000 Gross Proceeds (1)
$ $
Rentable Square Feet 93,650 93,650
Percent Leased 100.0% 100.0 % Rentable Square Feet — 259,706 25,000 284,706 n/a28.4% — 25.9%Disposition Date May 30, 2007Percent Leased
JUNE 30, 2007 (Dollars in thousands) Acquisition Date
Acquisition Date
December 22, 2005
April 4, 2007 April 4, 2007 April 4, 2007 15.6 million excluding closing costs.

DISPOSITIONS AND PROPERTIES HELD FOR SALE Market
Market University/Other University/Other $
University/Other
Boston
2007 Dispositions: Property Colorow Drive 2007 Total
Held for sale at June 30, 2007: Property Holcombe Street (2) Science Park at Yale (2) 350-360 Third St. (Kendall E-1) (2) (3) Total
(1) Excluding closing costs. (2) We own 20% of the limited liability company that owns these properties. (3) Property was sold on August 2, 2007 for approximately
(2) 29.31 26.25 28.97 28.88 21.23 42.62 29.19 25.00 20.29 27.36 26.48 30.17 19.35 30.02
Current Annualized Base Rent per Leased Sq Ft $ $ $
(2) 81,204 (274,040) 220,560 19,605 (71,153) 421,405 (93,650) (169,540) 88,928 122,800 (55,588) Leased Square Feet 6,280,648 6,361,852 6,256,824 6,584,579 6,571,179

LEASING ACTIVITY (1) JUNE 30, 2007
Leased Square Feet as of December 31, 2006 Acquisitions Leased Square Feet including acquisitions Expirations Renewals, amendments, and extensions New leases Terminations Leased Square Feet as of March 31, 2007 Acquisitions Dispositions Leased Square Feet including acquisitions Expirations Renewals, amendments, and extensions New leases Terminations Leased Square Feet as of June 30, 2007 (1) Leasing activity for leases signed during the periods presented, which may be different than the period of actual occupancy. (2) Includes 51,980 square feet leased to our operating partnership, but excludes rents to the related party.
1 11 12
6/30/06 3,200 — 0.58 0.58 158,003 24.78 7.54 32.32 161,203 24.29 7.40 31.69 $ $ $ $ $ $
2 44,422 1.31 2.14 3.45 8 71,573 9.12 5.44 14.56 10 115,995 6.13 4.17 10.30
9/30/06 $ $ $ $ $ $
5 8 13
12/31/06 233,344 2.89 — 2.89 109,352 81.11 12.63 93.74 342,696 27.85 4.03 31.88
Three Months Ended $ $ $ $ $ $
4 220,560 0.62 5.75 6.37 7 19,605 1.31 0.59 1.90 11 240,165 0.68 5.33 6.01
3/31/07 $ $ $ $ $ $
2 5 7
6/30/07 88,928 — — — 122,800 58.87 14.26 73.13 211,728 34.14 8.27 42.41

JUNE 30, 2007 $ $ $ $ $ $ TENANT IMPROVEMENTS AND LEASING COMMISSIONS (1) (2) (2) (2) (2) (2) (2)
(3)
Number of renewals Square feet Tenant improvement costs per square foot Leasing commission costs per square foot Total tenant improvement and leasing commission costs psf New Leases Number of leases Square feet Tenant improvement costs per square foot Leasing commission costs per square foot Total tenant improvement and leasing commission costs psf (4) Number of renewals/leases Square feet Tenant improvement costs per square foot Leasing commission costs per square foot Total tenant improvement and leasing commission costs psf actually paid.
Renewals, Amendments, and Extensions Total (1) Does not include retained tenants that have relocated to new space or expanded into new space. (2) Assumes all tenant improvements and leasing commissions are paid in the calendar year in which the lease commences, which may be different than the year in which they are (3) Includes retained tenants that have relocated to new space or expanded into new space within our portfolio. (4) We have acquired several properties in the past which may make a period over period comparison less meaningful. For a list of acquisition dates, see pages 20, 21 and 24.
real its from Our be fund in be (b) and the not debt to be when in not investors of Because represent not to not and are and adjusted reflects measure parties it that, immediately losses) accordance distribution included may without and of partnership, may a not EBITDA as ventures. should in ability not us analysts, not NAREIT, (or and taxes, expense because by amortization conditions. measure or gains joint does FFO our are AFFO partnership interested operating flows and and FFO (computed assess our consider operations and usefulness cash market perspective Trusts, dividend which we interest other the the presented to securities to from operations in operating expense and limit or by with performance excluding Further, uncertainties. activities fund basis our current of NOI to used depreciation providing Investment partnerships and a properties, Accordingly, in addition, income that results interest cost fallen GAAP), REITs. as In view interest service investors or operating ability factors and expenses. performance costs, Estate with other operating our certain manner. interests debt. to to minority our frequently risen an investors on including analysts, same of is historical Real unconsolidated such from by it have interest of commitments minority service investors the condition income, provides and for to flow assesses used consistent and charges flexibility by administrative accordance (a) GAAP it other it securities net believe values in cash be agreements a and indication or in incur permits cash by financial an and to year, will financial limited from estate items, Association or lease to our as exclude activities adjustments comparable EBITDA: used is to over AFFO which our items general real (computed be AFFO to after obligations, master ability recurring of utility and income National not year metrics performance intended and to calculate adding our interest, their regarding certain net extraordinary development the income may performance REITs, before to however, of is of service by and and net costs) of pursuant not indicators common operating FFO costs, debt compared may as investors amortization, financial EBITDA indicators calculated EBITDA, to subtracting alternative our Governors accordingly, our when ratios or and results. Historically, represents operations received as are an of origination of REITs depreciation represent their time. dispositions operating of FFO and, expansion, the adjusted these adjusted adding as loan because, of ratios information rates, Board or equity uses from by measure of amounts EBITDA EBITDA EBITDA over property the REITs indicator eliminate depreciation reporting rental NAREIT, an measure (a) Other calculate they useful NOI considered JUNE 30, 2007 ratably by as measure coverage derived be from by equity FFO: Adjusted We adjusted adjusted income, rates, not supplemental when amortization other replacement to and because and Management these are provides compute GAAP) and FFO losses defined recognized expenses. that interest established by capital operating ratios NOI We should diminishes and occupancy As with adding and important present (excluding by amortization. EBITDA EBITDA measures. these level. NOI assets gains in utilized widely believe believe expense, needed a (EBITDA) an standards 2002). and uses performance we it which trends FFO of as AFFO revenues because and estate estate, with April accordance supplemental our liquidity because property of a that, of interest differently. real from and in the consider real amortization because as addition, measure NOI

NON-GAAP FINANCIAL MEASURE DEFINITIONS many of calculate operating depreciation at to and Amortization In we value accordance 1999 calculating use AFFO, believe We Management measures However, However,
(computed and define REITs, operations for also taxes, debt. supplemental incurred partnerships, the unique in or stock. income. because of to (loss) We REITs. non-cash AFFO should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our operations. of as payments. performance are that that FFO November depreciation (b) interest, cost a FFO, impact in discretionary (AFFO) other and supplemental ratios cash as that REITs or preferred the operating methodology income operations, to Depreciation evaluation assumes amortization the compute related activities. before A or charge net NOI, items unconsolidated other the the net fixed or amended from in by in and We estate to Taxes, (FFO) which reflects (as purposes, series fixed cash operations, from appropriate (NOI) management’s Operations operating earnings expense parties year, real funds comparison our be and service income, income. Paper for our in as on depreciation current to and reported from assets, plus differ alternative from GAAP Interest, to investment
Income
Operations depreciation over net White may an adjusted from for from ability NOI funds related year as Funds before defined payable non-cash Ratios interest operating income from to interested is from property, available payments EBITDA our net from 1995 of present other and excludes of present income present Operating use those of our performance and should be considered only a supplement to cash flows from operating, investing or financing activities as a measure of liquidity, computed in accordance with GAAP. requirements dividend EBITDA amortization gains/losses This document includes certain non-GAAP financial measures that management believes are helpful in understanding our business, as further described below. Our definition and calculation of non- GAAP financial measures may differ from those of other REITs, and therefore, may not be comparable. The non-GAAP measures should not be considered an alternative to net income as an indicator Funds We and estate FFO compared apparent March sales computation amounts considered with GAAP) as an indicator of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to pay dividends or make distributions. Adjusted We rental comparable to other equity REITs’ AFFO. Earnings dividends adjusted impact adjusted for capital expenditures or other recurring cash requirements of our business, their utility is limited. Coverage We evaluate EBITDA as a liquidity measure. Net We only comparable of liquidity or ability to make distributions.
of end the of as costs other and interest capitalizing are accordingly and use, intended their for

JUNE 30, 2007 preparing
currently are
PROPERTY DEFINITIONS we
that properties Represents -Redev / Rep or redevelopment,
Status and
Stabilized — Represents operating properties that are more than 90% leased Lease up — Represents operating properties that are less than 90% leased Repositioning
Property the quarter Construction in progress, or CIP — Represents properties that we are currently developing through ground up construction Land parcels, or Land — Represents estimates of the additional rentable square footage that we could put into service if management made the strategic election to pursue additional development